OAKWOOD MORTGAGE INVESTORS, INC. 1996-C                REPORT DATE:  MAY 6, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER                             POOL REPORT # 7
REMITTANCE REPORT                                                    Page 1 of 6
REPORTING MONTH:                       Apr-97


                                            Scheduled Principal Balance of Contracts
------------------------------------------------------------------------------------------------------------------------------------

Beginning                                                                                                  Ending
Principal                  Scheduled          Prepaid            Liquidated        Contracts               Principal
Balance                    Principal          Principal          Principal         Repurchased             Balance
------------------------------------------------------------------------------------------------------------------------------------


    258,564,254.49        (438,009.31)       (855,986.91)      (195,140.27)               0.00            257,075,118.00
====================================================================================================================================


Scheduled                                   Scheduled                                                  Amount
Gross                      Servicing        Pass Thru             Liquidation       Reserve            Available for
Interest                      Fee           Interest              Proceeds          Fund Draw          Distribution
-------------------------------------------------------------------------------------------------------------------------


  2,313,252.36             215,470.21          2,097,782.15        119,035.98               0.00       3,726,284.56
=========================================================================================================================




                                                           Reserve Fund as of Cutoff Date
----------------------------------------------------------------------------------------------------------------------


        Beginning                                                   Investment         Balance Before      Reserve
         Balance                Deposits           Distrib.          Interest       Current Distribution   Fund Draw
----------------------------------------------------------------------------------------------------------------------

       1,359,433.43               0.00             -5,477.43          5,396.12            1,359,352.12         0.00
======================================================================================================================

                                                                                        Reserve Fund Required Balance
                                                                                        --------------------------------------
    Reserve              Balance After                                                  Before Current     After Current
    Fund Deposit         Current Distribution          Excess                           Distribution       Distribution
----------------------------------------------------------------------                  --------------------------------------

     0.00                   1,359,352.12              5,396.12                           1,353,956.00       1,353,956.00
======================================================================                  ======================================

Class A-6 Liquidity Account


        Beginning                                                   Investment         Balance Before      Reserve
         Balance                Deposits           Distrib.          Interest       Current Distribution   Fund Draw
-----------------------------------------------------------------------------------------------------------------------------

         455,000.16               0.00          -1,833.28          1,806.07              454,972.95            0.00
=============================================================================================================================


                                                                                        Reserve Fund Required Balance
                                                                                        --------------------------------------
    Reserve              Balance After                                                  Before Current     After Current
    Fund Deposit         Current Distribution          Excess                           Distribution       Distribution
----------------------------------------------------------------------                  --------------------------------------

         0.00             454,972.95                     1,806.07                           453,166.88         453,166.88
======================================================================                  ======================================

Class B Liquidity Account


        Beginning                                                   Investment         Balance Before      Reserve
         Balance                Deposits           Distrib.          Interest       Current Distribution   Fund Draw
-----------------------------------------------------------------------------------------------------------------------------

        798,800.29               0.00             -3,218.53          3,170.75              798,752.51          0.00
=============================================================================================================================

                                                                                        Reserve Fund Required Balance
                                                                                        --------------------------------------
    Reserve              Balance After                                                  Before Current     After Current
    Fund Deposit         Current Distribution          Excess                           Distribution       Distribution
----------------------------------------------------------------------                  --------------------------------------

       0.00                  798,752.51                3,170.75                           795,581.76         795,581.76
======================================================================                  ======================================


                                                      Certificate Account
---------------------------------------------------------------------------------------------------------------------------------

        Beginning                  Deposits                                        Investment               Ending
         Balance         Principal           Interest        Distributions          Interest                Balance
---------------------------------------------------------------------------------------------------------------------------------

     1,242,211.77       1,467,093.99       2,138,407.48      4,003,772.11                3,959.76            847,900.89
=================================================================================================================================



                        P&I Advances at Distribution Date
-------------------------------------------------------------------------------


      Beginning              Recovered            Current            Ending
       Balance               Advances            Advances           Balance
-------------------------------------------------------------------------------



     1,372,596.67          1,324,357.16      1,321,056.16       1,369,295.67
===============================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1996-C                REPORT DATE:  MAY 6, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER                   POOL REPORT # 7
REMITTANCE REPORT
REPORTING MONTH:            Apr-97                                   Page 2 of 6


Class B Crossover Test                                                               Test Met?
-----------------------------------------------------------------                    ---------------
(a) Remittance date on or after May 2001                                                   N


(b) Average 60 day Delinquency rate <=        5%                                           Y

(c) Average 30 day Delinquency rate <=        7%                                           Y


(d) Cumulative losses do not exceed the following

percent of the intitial principal balance of all Certificates

                Nov. 1996 - Nov. 1997         4%                                           Y
                April 2001 - Nov. 2002        7%                                           N
                Dec. 2002 - April 2003        8%                                           N

                May 2003 -                    9%                                           N


(e) Current realized loss ratio <=            2.75%                                        Y


(f) Are class B principal balances plus Accelerated

     Principal Distributions > =              24.501%
     of stated scheduled pool balance

                Beginning B-1 balance                                     25,726,000.00

                Beginning B-2 balance                                     12,186,224.00
                                                                   --------------------

                                                                          37,912,224.00
                Divided by beginning pool
                balance                                                  258,564,254.49
                                                                   --------------------
                                                                                 14.663%  N
                                                                   ====================



Average 60 day delinquency ratio:


                           Over 60s           Pool Balance            %
                      -----------------------------------------------------

Current Mo                     5,541,047.43     257,075,118.00    2.16%
1st Preceding Mo               4,301,822.63     258,564,254.49    1.66%
2nd Preceding Mo               4,080,555.68     260,354,553.02    1.57%
                                                 Divided by          3
                                                                -------
                                                                  1.80%
                                                                =======

Average 30 day delinquency ratio:

                           Over 30s             Pool Balance            %
                      -----------------------------------------------------

Current Mo                     8,802,438.53      257,075,118.00     3.42%
1st Preceding Mo               7,784,842.71      258,564,254.49     3.01%
2nd Preceding Mo               7,093,812.88      260,354,553.02     2.72%
                                                  Divided by          3
                                                                    -------
                                                                    3.05%
                                                                    =======

Cumulative loss ratio:

                       Cumulative losses             260,962.28
                                         ------------------------
Divided by Initial Certificate Principal         270,791,224.00    0.096%
                                                                   =======



Current realized loss ratio:

                      Liquidation                   Pool
                            Losses                Balance
                      -------------------------------------------

Current Mo                        76,104.29          257,075,118.00
1st Preceding Mo                 121,100.79          258,564,254.49
2nd Preceding Mo                  61,725.19          260,354,553.02
                                                                    0.401%



OAKWOOD MORTGAGE INVESTORS, INC. 1996-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER                   REPORT DATE:  MAY 6, 1997
REMITTANCE REPORT                                      POOL REPORT # 7
REPORTING MONTH:                 Apr-97                              Page 3 of 6



                                                                  Delinquency Analysis

                                              31 to 59 days                60 to 89 days            90 days and Over
              No. of    Principal                      Principal                 Principal                 Principal
              Loans     Balance              #         Balance          #        Balance          #        Balance
              ------------------------------------------------------------------------------------------------------------------


Excluding Repos   7,818   254,441,875.26    103        3,249,167.88    39        1,337,216.93    38        1,582,810.98

        Repos        80     2,633,242.74      1           12,223.22    16          508,383.60    63        2,112,635.92
              ------------------------------------------------------------------------------------------------------------------

        Total     7,898   257,075,118.00    104        3,261,391.10    55        1,845,600.53   101        3,695,446.90
              ==================================================================================================================



                                                                    Repossession Analysis
                             Active Repos                        Reversal       Current Month
Total Delinq.                 Outstanding                       (Redemption)        Repos                  Cumulative Repos
         Principal                 Principal                    Principal             Principal                 Principal
#            Balance          #        Balance          #            Balance      #       Balance           #       Balance
-----------------------------------------------------------------------------------------------------------------------------------


     180        6,169,195.79    80        2,633,242.74    -1          (41,877.84)  39         1,348,749.53  120        3,617,027.43

      80        2,633,242.74
----------------------------

     260        8,802,438.53
============================
     3.3%               3.42%
============================

OAKWOOD MORTGAGE INVESTORS, INC. 1996-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER                   REPORT DATE:  MAY 6, 1997
REMITTANCE REPORT                                      POOL REPORT # 7
REPORTING MONTH:                    Apr-97                           Page 4 of 6
REPOSSESSION LIQUIDATION REPORT



                                          Liquidated                                                                         Net
   Account        Customer                Principal           Sales          Insur.          Total        Repossession   Liquidation
   Number           Name                  Balance          Proceeds         Refunds        Proceeds        Expenses        Proceeds
------------------------------------------------------------------------------------------------------------------------------------
095276-2      Knox, E J                   12,515.54          1,500.00        119.30         1,619.30            0.00        1,619.30
095840-5      Husby, C                     6,258.96          1,965.00        633.10         2,598.10          603.95        1,994.15
097632-4      Campbell, S F               26,786.97         26,800.00        204.11        27,004.11        1,633.00       25,371.11
098218-1      Williams, R L                9,342.48          4,900.00         91.73         4,991.73            0.00        4,991.73
099296-6      Hedrick Jr, S W             17,165.99         11,900.00        814.14        12,714.14        3,665.34        9,048.80
102493-4      Lyons, W J                  29,410.75         26,930.00      2,447.31        29,377.31        1,125.90       28,251.41
102621-0      Duncan, M L                 35,401.58         30,100.00      3,368.13        33,468.13        2,135.00       31,333.13
095900-7      Rezac, R D                  30,562.20         16,850.00      3,462.91        20,312.91            0.00       20,312.91
098101-9      Starling, C                 27,695.80         15,200.00          0.00        15,200.00        5,121.78       10,078.22
                                                                                                0.00                            0.00
                                                                                                0.00                            0.00
                                                                                                0.00                            0.00
                                                                                                0.00                            0.00
                                                                                                0.00                            0.00
                                                                                                0.00                            0.00
                                                                                                0.00                            0.00
                                                                                                0.00                            0.00
                                                                                                0.00                            0.00
                                                                                                0.00                            0.00
                                                                                                0.00                            0.00
                                ----------------------------------------------------------------------------------------------------
                                         195,140.27        136,145.00     11,140.73       147,285.73       14,284.97      133,000.76
                                ====================================================================================================


                                                                                   Net             Current
   Account        Customer               Unrecov.         FHA Insurance         Pass Thru         Period Net    Cumulative
   Number           Name                 Advances            Coverage           Proceeds         Gain/(Loss)    Gain/(Loss)
--------------------------------------------------------------------------------------------------------------------------
095276-2      Knox, E J                     1,391.90               0.00              227.40       (12,288.14)
095840-5      Husby, C                        995.70               0.00              998.45        (5,260.51)
097632-4      Campbell, S F                 1,764.35               0.00           23,606.76        (3,180.21)
098218-1      Williams, R L                 1,429.74               0.00            3,561.99        (5,780.49)
099296-6      Hedrick Jr, S W               1,614.84               0.00            7,433.96        (9,732.03)
102493-4      Lyons, W J                    1,008.33               0.00           27,243.08        (2,167.67)
102621-0      Duncan, M L                   1,525.90               0.00           29,807.23        (5,594.35)
095900-7      Rezac, R D                    2,213.82               0.00           18,099.09       (12,463.11)
098101-9      Starling, C                   2,020.20               0.00            8,058.02       (19,637.78)
                                                                   0.00                0.00             0.00
                                                                   0.00                0.00             0.00
                                                                   0.00                0.00             0.00
                                                                   0.00                0.00             0.00
                                                                   0.00                0.00             0.00
                                                                   0.00                0.00             0.00
                                                                   0.00                0.00             0.00
                                                                   0.00                0.00             0.00
                                                                   0.00                0.00             0.00
                                                                   0.00                0.00             0.00
                                                                   0.00                0.00             0.00
                                --------------------------------------------------------------------------------------------
                                           13,964.78               0.00          119,035.98       (76,104.29)    (260,962.28)
                                ============================================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1996-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER                   REPORT DATE:  MAY 6, 1997
REMITTANCE REPORT                                      POOL REPORT # 7
REPORTING MONTH:              Apr-97
                                                                     Page 5 of 6
CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL

                                  Original        Beginning        Current                       Ending               Principal Paid
                Cert.            Certificate     Certificate      Principal       Writedown    Certificate     Pool     Per $1,000
                Class             Balances        Balances         Payable         Amounts      Balances      Factor   Denomination
------------------------------------------------------------------------------------------------------------------------------------


A-1                                50,300,000.00   38,073,030.77   (1,489,136.49)    0.00     36,583,894.28   72.73140%        29.61
A-1 Outstanding Writedown                   0.00            0.00            0.00     0.00              0.00    0.00             0.00

A-2                                46,970,000.00   46,970,000.00            0.00     0.00     46,970,000.00  100.00000%         0.00
A-2 Outstanding Writedown                   0.00            0.00            0.00     0.00              0.00    0.00             0.00

A-3                                35,400,000.00   35,400,000.00            0.00     0.00     35,400,000.00  100.00000%         0.00
A-3 Outstanding Writedown                   0.00            0.00            0.00     0.00              0.00    0.00             0.00

A-4                                20,900,000.00   20,900,000.00            0.00     0.00     20,900,000.00  100.00000%         0.00
A-4 Outstanding Writedown                   0.00            0.00            0.00     0.00              0.00    0.00             0.00

A-5                                55,614,000.00   55,614,000.00            0.00     0.00     55,614,000.00  100.00000%         0.00
A-5 Outstanding Writedown                   0.00            0.00            0.00     0.00              0.00    0.00             0.00

A-6                                23,695,000.00   23,695,000.00            0.00     0.00     23,695,000.00  100.00000%         0.00
A-6 Outstanding Writedown                   0.00            0.00            0.00     0.00              0.00    0.00             0.00

B-1                                25,726,000.00   25,726,000.00            0.00     0.00     25,726,000.00  100.00000%         0.00
B-1 Outstanding Writedown                   0.00            0.00            0.00     0.00              0.00    0.00             0.00

B-2                                12,186,224.00   12,186,224.00            0.00     0.00     12,186,224.00  100.00000%         0.00
B-2 Outstanding Writedown                   0.00            0.00            0.00     0.00              0.00    0.00             0.00

Excess Asset Principal Balance              0.00            0.00            0.00     0.00              0.00


                              -----------------------------------------------------------------------------

                                  270,791,224.00  258,564,254.77   (1,489,136.49)    0.00    257,075,118.28
                              =============================================================================


OAKWOOD MORTGAGE INVESTORS, INC. 1996-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER                   REPORT DATE:  MAY 6, 1997
REMITTANCE REPORT                                      POOL REPORT # 7
REPORTING MONTH:         Apr-97                                      Page 6 of 6

CERTIFICATE INTEREST ANALYSIS


           Certificate     Remittance     Beginning      Current                Total                Interest           Ending
              Class           Rate         Balance        Accrual                 Paid               Shortfall          Balance
                          ----------------------------------------------------------------------------------------------------------


A-1                       5.79750%       0.00           202,334.36             202,334.36                 0.00           0.00
A-1  Carryover Interest   0.00           0.00                 0.00                   0.00                 0.00           0.00
A-1  Writedown Interest   0.00           0.00                 0.00                   0.00                 0.00           0.00

A-2                       6.45000%       0.00           252,463.75             252,463.75                 0.00           0.00
A-2  Carryover Interest   0.00           0.00                 0.00                   0.00                 0.00           0.00
A-2  Writedown Interest   0.00           0.00                 0.00                   0.00                 0.00           0.00

A-3                       6.75000%       0.00           199,125.00             199,125.00                 0.00           0.00
A-3  Carryover Interest   0.00           0.00                 0.00                   0.00                 0.00           0.00
A-3  Writedown Interest   0.00           0.00                 0.00                   0.00                 0.00           0.00

A-4                       7.00000%       0.00           121,916.67             121,916.67                 0.00           0.00
A-4  Carryover Interest   0.00           0.00                 0.00                   0.00                 0.00           0.00
A-4  Writedown Interest   0.00           0.00                 0.00                   0.00                 0.00           0.00

A-5                       7.35000%       0.00           340,635.75             340,635.75                 0.00           0.00
A-5  Carryover Interest   0.00           0.00                 0.00                   0.00                 0.00           0.00
A-5  Writedown Interest   0.00           0.00                 0.00                   0.00                 0.00           0.00

A-6                       7.65000%       0.00           151,055.63             151,055.63                 0.00           0.00
A-6  Carryover Interest   0.00           0.00                 0.00                   0.00                 0.00           0.00
A-6  Writedown Interest   0.00           0.00                 0.00                   0.00                 0.00           0.00

B-1                       7.96000%       0.00           170,649.13             170,649.13                 0.00           0.00
B-1  Carryover Interest   0.00           0.00                 0.00                   0.00                 0.00           0.00
B-1  Writedown Interest   0.00           0.00                 0.00                   0.00                 0.00           0.00

B-2                       9.31000%       0.00            94,544.79              94,544.79                 0.00           0.00
B-2  Carryover Interest   0.00           0.00                 0.00                   0.00                 0.00           0.00
B-2  Writedown Interest   0.00           0.00                 0.00                   0.00                 0.00           0.00

X                                  184,857.99           565,057.07             488,952.78            76,104.29     260,962.28

R                            -           0.00                 0.00                   0.00                 0.00           0.00

Service Fee                              0.00           215,470.21             215,470.21                 0.00           0.00
                            -------------------------------------------------------------------------------------------------

                                   184,857.99         2,313,252.36           2,237,148.07            76,104.29     260,962.28

      Class B Liquidity Account                                                      0.00
                                                                   =======================
                                                                             2,237,148.07
                                                                   =======================



           Certificate   Interest Paid
              Class       Per $1,000            Cert.             TOTAL
                          Denomination          Class          DISTRIBUTION
                        --------------------------------------------------------

A-1
A-1  Carryover Interest        5.31               A-1               1,691,470.85
A-1  Writedown Interest        0.00
                               0.00
A-2
A-2  Carryover Interest        5.38               A-2                 252,463.75
A-2  Writedown Interest        0.00
                               0.00
A-3
A-3  Carryover Interest        5.63               A-3                 199,125.00
A-3  Writedown Interest        0.00
                               0.00
A-4
A-4  Carryover Interest        5.83               A-4                 121,916.67
A-4  Writedown Interest        0.00
                               0.00
A-5
A-5  Carryover Interest        6.13               A-5                 340,635.75
A-5  Writedown Interest        0.00
                               0.00
A-6
A-6  Carryover Interest        6.38               A-6                 151,055.63
A-6  Writedown Interest        0.00
                               0.00
B-1
B-1  Carryover Interest        6.63               B-1                 170,649.13
B-1  Writedown Interest        0.00
                               0.00
B-2
B-2  Carryover Interest        7.76               B-2                  94,544.79
B-2  Writedown Interest        0.00
                               0.00
X
                                                   X                  488,952.78
R
                                                   R                        0.00
Service Fee
                                                                      215,470.21
                                                           ---------------------

                                                                    3,726,284.56

                                                                            0.00
                                                           =====================
Class B Liquidity Account                                           3,726,284.56
                                                           =====================